                                                                   EXHIBIT 10.36

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
September 17, 1999, is entered into between MELLON BANK, N.A. (the "Bank"), with
                                                                    ----
a place of business at 400 South Hope Street, 5th Floor, Los Angeles, California 90071, and KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation ("Borrower"), with its chief executive office located at 700 East Bonita Avenue,
----------
Pomona, California 91767.

                                    RECITALS
                                    --------

     A. Borrower and the Bank have previously entered into that certain Credit Agreement dated as of March 25, 1997, as amended by that certain First Amendment to Credit Agreement dated as of August 25, 1997, that certain Second Amendment to Credit Agreement dated as of March 17, 1998, that certain Third Amendment to Credit Agreement dated as of June 29, 1998 and that certain Fourth Amendment to Credit Agreement dated as of September 18, 1998 (collectively, the "Credit
                                                                    ------
Agreement"), pursuant to which the Bank has made certain loans and other
---------
financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Borrower and the Bank wish to further amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Article I - Definitions.
          -------------------------------------

          (a) The first sentence of the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

               "'Applicable Margin':  As of any date of determination, with
                 -----------------
          respect to Prime Rate Option Revolving Loans or Libor Rate Option Revolving Loans, as applicable, the percentage set forth opposite the Consolidated Ratio of Total Indebtedness to EBITDA in effect as of such date set forth in the table below:

-------------------------------------------------------------------------------------------
Consolidated Ratio of Total                 Applicable Margin            Applicable Margin
Indebtedness to EBITDA                      Libor Rate Option            Prime Rate Option
-------------------------------------------------------------------------------------------
Less than or equal to 1.00:1.00                    .75%                           0%
-------------------------------------------------------------------------------------------
Greater than 1.00:1.00 and less than or           .875%                           0%
equal to 1.50:1.00
-------------------------------------------------------------------------------------------

          provided, however, that, notwithstanding the foregoing, for purposes
          --------  -------
          of determining the Applicable Margin, the Consolidated Ratio of Total Indebtedness to EBITDA shall be deemed to be greater than 1.00 to 1.00 at all times when an Event of Default or Potential Event of Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement or compliance certificate as and when required pursuant to Sections 6.1(a)(i) and (iv) or 6.1(a)(ii) and
          (iv), as applicable."

          (b)  Subsection (a) of the definition of "Indebtedness" contained in
     Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

          "(a) all indebtedness of such Person for borrowed money, including, without limitation, all current and long term interest bearing liabilities;"

          (c) The definition of "Leverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

          (d) The definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

               "'Maturity Date':  September 15, 2000."
                 -------------

          (e) Clause (vi) of the definition of "Permitted Acquisitions" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

               "(vi) the total cash consideration paid for any Permitted Acquisition (in a single transaction or in a series of related transactions) shall not exceed $7,500,000;"

          (f) The definition of "Revolving Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

               "'Revolving Commitment': The amount of $30,000,000, as such
                 --------------------
          amount may be reduced pursuant to Section 2.1(c)."

          (g) The following definition for "Consolidated Net Worth" is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

               "'Consolidated Net Worth': At any date of determination, the sum
                 ----------------------
          of the capital stock, additional paid-in capital, and retained earnings (or minus accumulated deficit) of the Borrower and its Subsidiaries on a consolidated basis, determined in conformity with GAAP."

          (h) The following definition for "Stock Repurchases" is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

              "'Stock Repurchases': Any repurchase of any of the capital stock
                -----------------
          of Borrower or any of its Subsidiaries by Borrower or any of its Subsidiaries."

     2.   Amendments to Article VI - Covenants.
          ------------------------------------

          (a) Section 6.2(a) of the Credit Agreement, entitled "Consolidated Fixed Charge Coverage Ratio", is hereby amended in its entirety as follows:

              "(a)  Consolidated Fixed Charge Coverage Ratio. As of the end of
                    ----------------------------------------
          each fiscal quarter, Borrower and its Subsidiaries on a consolidated basis permit the Fixed Charge Coverage Ratio to be less than 1.50:1.00."

          (b) Section 6.2(b) of the Credit Agreement, entitled "Consolidated Current Ratio", is hereby deleted in its entirety and replaced with the following covenant entitled "Consolidated Net Worth":

              "(b)  Consolidated Net Worth.  At any time, permit the
                    ----------------------
          Consolidated Net Worth to be less than $140,000,000."

          (c) Section 6.2(c) of the Credit Agreement, entitled "Consolidated Total Liabilities to Tangible Net Worth Ratio", is hereby deleted in its entirety and replaced with the following covenant entitled "Consolidated Ratio of Total Indebtedness to EBITDA":

              "(c)  Consolidated Ratio of Total Indebtedness to EBITDA.  At any
                    --------------------------------------------------
          time, Borrower and its Subsidiaries on a consolidated basis permit the ratio of (i) Total Indebtedness to (ii) EBITDA to be greater than 1.50:1.00."

          (d) Section 6.2(e) of the Credit Agreement, entitled "Liens Etc.", is hereby amended in its entirety as follows:

              "(e)  Liens Etc.  Create or suffer to exist, or permit any of its
                    ---------
          Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure any indebtedness of any Person other than Liens in favor of Bank and, to the extent the aggregate Indebtedness secured thereby does not exceed $5,000,000, except the following: (i) Liens reflected on Schedule 6.2(e) to the
                                                       ---------------
          Credit Agreement delivered at the closing of the initial Loan; (ii) purchase money Liens upon or in any property acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property; and (iii) Liens for taxes not yet due."

          (e) Section 6.2(h) of the Credit Agreement, entitled "Loans, Investments, Secondary Liabilities", is hereby amended in its entirety as follows:

              "(h)   Loans, Investments, Secondary Liabilities.  Make or permit
                     -----------------------------------------
          to remain outstanding, or permit any Subsidiary to make or permit to remain outstanding, any loan or advance to, or guarantee, induce or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, or make or permit to remain outstanding loans and advances to any of its officers, directors and shareholders or enter into or permit to remain outstanding guarantees in connection with the obligations of any of its officers, directors and shareholders, in an aggregate amount outstanding at any time, collectively among the Borrower and its Subsidiaries, in excess of $1,000,000, except that the Borrower and its Subsidiaries may, without limitation as to the dollar amount of any such transactions:

              (i) own, purchase or acquire certificates of deposit issued by the Bank, commercial paper rated Moody's P-1, municipal bonds rated Moody's AA or better, direct obligations of the United States of America or its agencies, and obligations guaranteed by the United States of America;

              (ii) continue to own the existing capital stock of the Borrower's Subsidiaries;

              (iii) endorse negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

              (iv) allow the Borrower's Subsidiaries to make or permit to remain outstanding advances from the Borrower's Subsidiaries to the Borrower; and

              (v) allow the Borrower to make or permit to remain outstanding advances from the Borrower to the Borrower's Subsidiaries, provided
                                                                     --------
          that such advances may not exceed an amount of $5,000,000 outstanding at any one time."

          (f) Section 6.2(i) of the Credit Agreement, entitled "Asset Sales", is hereby amended in its entirety as follows:

              "(i)   Asset Sales. Convey, sell, lease, transfer or otherwise
                     -----------
          dispose of, or permit any Subsidiary to convey, sell, lease, transfer or otherwise dispose of, during any fiscal year of the Borrower, in one transaction or a series of transactions, outside the ordinary course of business, assets of the Borrower or of any of its Subsidiaries, whether now owned or hereafter acquired, having an aggregate value in excess of $1,000,000."

          (g) The following subsection (p) entitled "Stock Repurchases" is hereby added to Section 6.2 of the Credit Agreement:

              "(p)  Stock Repurchases. Authorize or permit any Stock
                    -----------------
          Repurchases in excess of $20,000,000 for the period September 1, 1999 through March 31, 2000, or in excess of $20,000,000 in any subsequent fiscal year of Borrower."

     3.   Effectiveness of this Amendment. Each of the following is a condition
          -------------------------------
precedent to the effectiveness of this Amendment and to the Bank's obligation to extend any credit to Borrower as provided for by this Amendment:

          (a) Amendment. The Bank shall have received, in form and substance
              ---------
     satisfactory to the Bank, this Amendment fully executed in a sufficient number of counterparts for distribution to the Bank and Borrower.

          (b) Authorizations. The Bank shall have received evidence, in form
              --------------
     and substance satisfactory to the Bank, that the execution, delivery and performance by Borrower and each Guarantor and any instrument or agreement required under this Amendment have been duly authorized.

          (c) Representations and Warranties. The Representations and
              ------------------------------
     Warranties set forth in the Credit Agreement must be true and correct as of the date of this Amendment as if made as of such date.

          (d) No Event of Default. As of the date hereof, no Event of Default,
              -------------------
     or event which with notice or passage of time or both would constitute an Event of Default, exists or has occurred and is continuing.

          (e) Other Required Documentation. All other documents and legal
              -----------------------------
     matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.

     4.   Representations and Warranties. The Borrower represents and warrants
          ------------------------------
as follows:

          (a) Authority. Borrower has the requisite corporate power and
              ---------
     authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby). The execution, delivery and performance by the Borrower of this Amendment and each Loan Document (as amended or modified hereby) have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b) Enforceability. This Amendment has been duly executed and
              --------------
     delivered by Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c) No Default. As of the date hereof, no event has occurred and is
              ----------
     continuing that constitutes, or would with notice or passage of time or both would constitute, an Event of Default.

     5.   Choice of Law. The validity of this Amendment, its construction,
          -------------
interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     6.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     7.   Due Execution. The execution, delivery and performance of this
          -------------
Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     8.   Reference to and Effect on the Loan Documents.
          ---------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Bank.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any the Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     9.   Ratification. Borrower hereby restates, ratifies and reaffirms each
          ------------
and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     10.  Estoppel. To induce the Bank to enter into this Amendment and to
          --------
continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against the Bank with respect to the Obligations.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.,
                                     a California corporation


                                     By:
                                         ---------------------------
                                     Name:
                                           -------------------------
                                     Title:
                                            ------------------------



                                     MELLON BANK, N.A.,
                                     a national association


                                     By:
                                        ----------------------------
                                     Name:
                                           -------------------------
                                     Title:
                                            ------------------------

                              GUARANTORS' CONSENT

     Each of the undersigned hereby acknowledges and consents to the terms, conditions and provisions of the Fifth Amendment to Credit Agreement dated as of September 17,1999 entered into by and among Keystone Automotive Industries, Inc. ("Borrower") and Mellon Bank, N.A. (the "Bank"), and to the transactions contemplated by such amendment. In addition, each of the undersigned hereby reaffirms its obligations under its respective Continuing Guaranty delivered to Lender in connection with the Credit Agreement as of the date noted beside each such Guarantor's signature block, and agrees that it is and shall remain responsible for the obligations of Borrower under such Credit Agreement as amended by the Fifth Amendment to Credit Agreement.

CAR BODY CONCEPTS, INC.,                         Date of Continuing Guaranty:
a Minnesota corporation                          March 17, 1997

By: /s/ John M. Palumbo
    ------------------------------
Name: John M. Palumbo
      ----------------------------
Title: CFO
       ---------------------------


INTEURO PARTS DISTRIBUTORS, INC.,                Date of Continuing Guaranty:
a Florida corporation                            March 17, 1997

By: /s/ John M. Palumbo
    ------------------------------
Name: John M. Palumbo
      ----------------------------
Title: CFO
       ---------------------------


NORTH STAR PLATING COMPANY,                      Date of Continuing Guaranty:
a Minnesota corporation                          March 28, 1997

By: /s/ John M. Palumbo
    ------------------------------
Name: John M. Palumbo
      ----------------------------
Title: CFO
       ---------------------------


REPUBLIC AUTOMOTIVE PARTS, INC.,                 Date of Continuing Guaranty:
a Delaware corporation                           June 29, 1998

By: /s/ John M. Palumbo
    ------------------------------
Name: John M. Palumbo
      ----------------------------
Title: CFO
       ---------------------------

FENDERS & MORE, INC.,                            Date of Continuing Guaranty:
a Tennessee corporation                          June 29, 1998

By: /s/ John M. Palumbo
    ------------------------------
Name: John M. Palumbo
      ----------------------------
Title: CFO
       ---------------------------

            AMENDED AND RESTATED PROMISSORY NOTE (REVOLVING CREDIT)
            ------------------------------------------------------

$30,000,000                                                   September 17, 1999
                                                         Los Angeles, California


     FOR VALUE RECEIVED, KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A.,
                  --------
a national banking association ("Bank"), on the Maturity Date (as defined in the
                                 ----
Credit Agreement referred to below) the lesser of (i) Thirty Million Dollars ($30,000,000) or (ii) the unpaid principal amount of all advances made by the Bank to the Borrower as Revolving Loans under the Credit Agreement referred to below.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

     This Amended and Restated Promissory Note (Revolving Credit) (this "Note")
                                                                         ----
is the "Revolving Note" referred to in, and is entitled to the benefits of, that certain Credit Agreement between Borrower and the Bank dated as of March 25, 1997, as amended by that certain First Amendment to Credit Agreement dated as of August 25, 1997, that certain Second Amendment to Credit Agreement dated as of March 17, 1998, that certain Third Amendment to Credit Agreement dated as of June 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 18, 1998 and that certain Fifth Amendment to Credit Agreement dated as of even date herewith (collectively, the "Credit Agreement"), to which reference
                                          ----------------
is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid. The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Bank to the Borrower from time to time in an aggregate
      -----
amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the Indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. (Any and all initially capitalized terms set forth without definition in this Note shall have the respective meanings assigned to such terms in the Credit Agreement.)

     All payments of principal, interest and fees in respect of this Note shall be made in lawful money of the United States of America in same day funds at Bank's office located at Three Mellon Bank Center, 23rd Floor/Loan Administration, Pittsburgh, Pennsylvania 15259 or at such other places as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified of the transfer of this Note, the Borrower shall be entitled to deem Bank or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid on the schedule attached hereto, if any; provided, however, that the failure to
                                         --------  -------
make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

     This Note is subject to mandatory prepayment as provided in the Credit Agreement. The Borrower may prepay this Note on a voluntary basis as permitted under the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND BANK SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF BANK, IN ANY OTHER COURT IN WHICH BANK SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

     THE BORROWER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT
                                            --------------------
TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THE PRECEDING PARAGRAPH. THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE LOANS CONTEMPLATED HEREUNDER, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest and fees thereon, (i) may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement, and (ii) shall bear interest at a rate equal to 2% above the applicable Interest Rate Option from and after the occurrence and during the continuance of an Event of Default.

     This Note is subject to restrictions on transfer or assignment as provided in Section 8.7 of the Credit Agreement. The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     This Note amends, restates, replaces and supercedes that certain Promissory Note (Revolving Credit) dated as of March 25, 1997 in the original principal amount of Twenty-Five Million Dollars ($25,000,000) made by Borrower payable to the order of Bank (the "Original Note"), which Original Note, upon Borrower's
                        -------------
execution and delivery of this Note, shall be null, void and of no further force or effect.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the date and the place first above written.


                                      KEYSTONE AUTOMOTIVE
                                      INDUSTRIES, INC.
                                      a California corporation

                                      By:  /s/ John M. Palumbo
                                          ---------------------------
                                      Name: John M. Palumbo
                                            -------------------------
                                      Title: C.F.O.
                                             ------------------------

                                 TRANSACTIONS
                                      ON
                      PROMISSORY NOTE (REVOLVING CREDIT)

           Type of Loan   Amount of    Amount of         Outstanding
Date       Made This      Loan Made    Principal Paid    Principal Balance   Notation
----       Date           This Date    This Date         This Date           Made By
           ------------   ---------    --------------    -----------------   --------
